Exhibit 99.1

                              CONSULTING AGREEMENT

      This CONSULTING AGREEMENT (the "Agreement") entered into effective this 3rd day of February, 2005, by and between Amazon Biotech, Inc., a Utah corporation ("AMZB") and Halcyon, S.A., a Panamanian corporation ("Consultant").

      WHEREAS, Consultant has agreed to provide business strategy consulting services to AMZB; and

      WHEREAS, this Agreement is made to set out the compensation, conditions and guidelines that will govern the relationship between the parties.

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the receipt and sufficiency of which is expressly acknowledged by the parties hereto, the parties agree as follows:

1. The Services. Effective the date above (the "Effective Date"), and for the term of this Agreement, Consultant will provide business strategy consulting services, including, but not limited to, reviewing, revising, and developing a business plan, model, and growth strategy for AMZB (the "Services"). Consultant has not been engaged to perform, nor does Consultant agree to perform any services in connection with capital raising transactions. It is mutually understood and agreed that any fees for the Services provided by Consultant, which result in some benefit for AMZB in connection with a capital raising transaction, shall be negotiated separately from this Agreement.

2. Term of Agreement. Unless otherwise terminated as provided hereunder, the Services shall be provided to AMZB from the Effective Date through April 30, 2005. This Agreement may be renewed at the option of the parties.

3. Costs and Expenses. AMZB understands that, in the course of Consultant's efforts to develop AMZB's corporate image, it may be necessary for Consultant to incur certain costs or expenses. AMZB will reimburse Consultant for the costs or expenses by Consultant in providing the Services to AMZB, provided such expenses are approved by AMZB in writing in advance.

4. Payment for Services. In consideration for the services, AMZB agrees to issue to Consultant 1,500,000 shares (the "Shares") of common stock for services rendered.

5. Investment Representations; Registration.

      (a)   Investment Representations.

            (i) The Consultant represents that the Consultant has been given full and complete access to AMZB for the purpose of obtaining such information as the Consultant or its qualified representative has reasonably requested in connection with the decision to acquire the Shares. The Consultant represents that such Consultant has been afforded the opportunity to ask questions of the officers of AMZB regarding its business prospects and the Shares, all as the Consultant or the Consultant's qualified representative have found necessary to make an informed investment decision to purchase the Shares.

                                                                    Exhibit 99.1

            (ii) The Consultant has been advised that the Shares have not been registered under the Securities Act or any other applicable securities laws and that Shares are being offered and sold pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D thereunder, and that AMZB's reliance upon Section 4(2) and Rule 506 of Regulation D is predicated in part on the Consultant representations as contained herein. The Consultant acknowledges that the Shares will be issued as "restricted securities" as defined by Rule 144 promulgated pursuant to the Securities Act. None of the Shares may be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of AMZB's counsel, an applicable exemption from registration is available.

            (iii) The Consultant represents that the Consultant is acquiring the Shares for the Consultant's own account, and not as nominee or agent, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

            (iv) The Consultant understands and acknowledges that the Shares, when issued, will bear the following legend:

            THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933 AND/OR THE SECURITIES ACT OF ANY STATE HAVING JURISDICTION OR AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

            (v) The Consultant acknowledges that an investment in the Shares is not liquid and is transferable only under limited conditions. The Consultant acknowledges that such Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Consultant is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of restricted securities subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of any of the Shares.

                                                                    Exhibit 99.1

            (vi) The Consultant is an "accredited investor" as defined under Rule 501 under the Securities Act.

            (vii) Consultant acknowledges that it is able to protect its interests in connection with the acquisition of the Shares and can bear the economic risk of investment in such securities without producing a material adverse change in Consultant's financial condition. Consultant, either alone or with the Consultant's representative(s), otherwise has such knowledge and experience in financial or business matters that Consultant is capable of evaluating the merits and risks of the investment in the Shares.

            (viii) The Consultant has a preexisting personal or business relationship with AMZB, one or more of its officers, directors or controlling persons, or one of the selling agents of AMZB, if any.

            (ix) The Consultant represents, warrants and covenants that it is not acquiring the Shares as part of a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

      (b)   Registration.

            (i) Registration Rights. If, at any time after March 21, 2005 and expiring March 21, 2008, AMZB proposes to register any of its securities under the Securities Act (except for registrations on Forms S-8 or S-4 or their equivalent), it will give written notice by registered mail, at least thirty
(30) days prior to the filing of each such registration statement, to Consultant of its intention to do so. If Consultant notifies AMZB within twenty (20) days after receipt of any such notice of its desire to up to 750,000 Shares (the "Registrable Shares") in such proposed registration statement, AMZB shall afford Consultant the opportunity to have any such Registrable Shares registered under such registration statement at AMZB's sole cost and expense. These rights may be exercised at any time on an unlimited number of occasions prior to March 21, 2008, subject to the absolute discretion of any underwriter of AMZB's securities requesting that the Registrable Shares not be sold for a period not to exceed one hundred eighty (180) days from the effective date of such registration statement.

            (ii) Expenses of Registration. All registration expenses (exclusive of underwriting discounts and commissions) shall be borne by AMZB. The Consultant shall bear all underwriting discounts, selling commissions, sales concessions and similar expenses applicable to the sale of the Registrable Shares sold by the Consultant.

            (iii) Registration Procedures. In the case of the registration, qualification or compliance effected by AMZB pursuant to Section 5(b) hereof, AMZB will keep the Consultant advised as to the initiation of registration, qualification and compliance and as to the completion thereof. At its expense, AMZB will furnish such number of prospectuses and other documents incident thereto as the Consultants or underwriters from time to time may reasonably request.

                                                                    Exhibit 99.1

            (iv) Information. AMZB may require Consultant as to which any registration is being effected to furnish such information regarding the distribution of the Registrable Shares as AMZB may from time to time reasonably request and AMZB may exclude from such registration the Registrable Shares of any seller who unreasonably fails to furnish such information after receiving such request.

            (v) Blue Sky. AMZB will, as expeditiously as possible, use its best efforts to register or qualify the Registrable Shares covered by a registration statement at the expense of AMZB in such jurisdictions as the Consultant or, in the case of an underwritten public offering, the managing underwriter shall reasonably request at the expense of the Consultant being registered provided that AMZB shall not be required in connection with any such registration or qualification or as a condition thereto to qualify to do business in any jurisdiction where it is not so qualified or to take any action which would subject it to taxation or service of process in any jurisdiction where it is not otherwise subject to such taxation or service of process.

            (vi) Notification of Material Events. AMZB will, as expeditiously as possible, immediately notify Consultant under a registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, as expeditiously as possible, amend or supplement such prospectus to eliminate the untrue statement or the omission.

6. Involvement of AMZB. AMZB expects to be kept informed on the progress of Consultant's Services and, in this regard, Consultant agrees to keep AMZB apprised of all material developments in writing at least quarterly. Conversely, there may be times when Consultant will need to obtain information from AMZB. All requests for access to documents, employees, or other information of AMZB shall be granted without unreasonable delay.

7. Termination. Either party may terminate this Agreement upon thirty (30) days notice by registered or certified mail, return receipt requested, addressed to the other party. If either party terminates this Agreement, AMZB shall only be liable for payment of fees earned or accruing to Consultant prior to the Effective Date of the termination. The thirty (30) days notice shall be measured from the date the notice is mailed.

8. Non- Exclusive Relationship. This Agreement, neither expressly nor impliedly, creates a relationship of principal and agent between AMZB and Consultant, nor is Consultant bound by this Agreement or the contractual relationship created hereunder to act exclusively for AMZB, or to provide AMZB with any priority or exclusive right to any Services, whether on behalf of AMZB or resulting from work which Consultant has performed for other clients.

                                                                    Exhibit 99.1

9. Independent Contractor. It is understood and agreed that Consultant is acting as an independent contractor in providing the Services under this Agreement, Accordingly, Consultant will be responsible for payment of all of his federal, state, and local taxes on fees paid under this Agreement, including income and social security taxes, unemployment, insurance, and any other taxes as may be required.

10. Confidential Non-Circumvention. Not withstanding Consultant's non-exclusive relationship with AMZB, Consultant and AMZB Agree that all nonpublic information concerning the identity of the Opportunities introduced to AMZB and AMZB's business in general, is highly confidential and proprietary ("Confidential Information"). Consultant and AMZB acknowledge that such Confidential Information represents a legitimate, valuable, and protectable interest of AMZB, which AMZB has invested considerable time, expenses and other valuable resources, and gives AMZB a competitive advantage, which would otherwise be lost if the Confidential Information was improperly disclosed or used by consultant.

11. Assignment. Notwithstanding contained herein to the contrary, the rights to the Shares and the obligation to provide the Services set forth in this Agreement, may be assigned or transferred by Consultant to an Affiliate, otherwise, this Agreement and the rights and obligations hereunder shall not be assigned. For the purpose of this Agreement, the term "Affiliate" shall be defined as a person or enterprise that directly, or indirectly, through one or more intermediaries, controls or is controlled by, or is under control of Consultant.

12. Counterparts: Facsimile. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile, telecopy or other reproduction of the original, or any counterpart hereof, and such executed original, or any counterpart hereof, may be delivered by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties agree to execute an original of this instrument as well as any facsimile, telecopy or other reproduction hereof.

13. Further Documentation. Each party hereto agrees to execute such additional instruments and take such action as may be reasonably requested by the other party to effect the transaction, or otherwise to carry out the intent and purposes of this Agreement.

                                                                    Exhibit 99.1

14. Notice. All notices and other communications hereunder shall be in writing and shall be sent by prepaid first class mail to the parties at the following addresses, as amended by the parties with written notice to the other:

      To Consultant:    Halcyon, S.A.
                        222 Old Prospect Road
                        P.O. Box 31485 SMB
                        Grand Cayman
                        Cayman Islands

                        To AMZB: Amazon Biotech, Inc.
                        33 West 43rd Street, Suite 405
                        New York, NY 10001

15. Governing Law. This Agreement was negotiated and shall be governed by the laws of the state of New York notwithstanding any conflict-of-law provision to the contrary.

16. Entire Agreement. This Agreement set forth the entire understanding between the parties hereto and no other prior written or oral statement or agreement shall be recognized or enforced.

17. Severability. If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provisions which are determined to be void, illegal or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

18. Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. A writing signed by all parties hereto may amend this Agreement.

19. Headings. The section and subsection headings in this Agreement are inserted
for  convenience   only  and  shall  not  affect  in  any  way  the  meaning  or interpretation of this Agreement.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                                    Exhibit 99.1

      IN WITNESS WHEREOF, the parties have executed this Agreement the dates first written above.

                                    "AMZB"
                                    Amazon Biotech, Inc.



                                    By:    /s/ Mechael Kanovsky, Ph.D.
                                        ---------------------------------
                                        Name:  Mechael Kanovsky, Ph.D.
                                        Title: President


                                    "Consultant"
                                    Halcyon, S.A.


                                    By:    /s/ Debbie Gushlak
                                        ---------------------------------
                                        Name:  Debbie Gushlak
                                        Title: President


                   [Signature Page to Consulting Agreement]